UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2020

AGROFRESH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-36316	46-4007249
(Commission File Number)	(I.R.S. Employer Identification Number)

One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA	19106
(Address of principal executive offices)	(Zip Code)

(267) 317-9139
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGFS	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

On June 13, 2020, AgroFresh Solutions, Inc. (“AgroFresh” or the “Company”) entered into an investment agreement (the “Investment Agreement”) with an affiliate of certain investment funds managed by Paine Schwartz Partners, LLC (“PSP”) pursuant to which PSP agreed to purchase in a private placement an aggregate of $150,000,000 of new preferred stock of the Company (the “Proposed Transaction”). On July 6, 2020, AgroFresh filed with the U.S. Securities and Exchange Commission (“SEC”) a Definitive Proxy Statement (the “Proxy Statement”) on Schedule 14A, which served to solicit AgroFresh stockholder approval of certain matters related to the Proposed Transaction for purposes of complying with the Nasdaq Listing Rules. On July 7, 2020, the members of AgroFresh’s board of directors were named as defendants in a purported stockholder class action filed in the Delaware Court of Chancery (the “Court”) by one of the Company’s stockholders. The suit is captioned Bansal v. Campbell, et al., C.A. No. 2020-548-JRS. The complaint alleged that AgroFresh’s directors breached their fiduciary duties of care, loyalty, good faith and/or disclosure by failing to disclose to AgroFresh’s stockholders all material information necessary to make an informed decision in connection with the Proposed Transaction. Among other remedies, the plaintiff sought to hold AgroFresh’s directors liable for allegedly breaching their fiduciary duties. After the complaint was filed, and without admitting that the allegations in the complaint had any merit, the Company determined to include additional disclosures concerning the Proposed Transaction in a Form 8-K filed with the SEC on July 22, 2020, to moot plaintiff’s claims. On July 29, 2020, the Court approved a notice under which the plaintiff voluntarily dismissed the action with prejudice as to himself only, but without prejudice as to any other putative class member. The Court retained jurisdiction solely for the purpose of adjudicating an anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the supplemental disclosures included in the Form 8-K filed on July 22, 2020. Without admitting that the allegations in the complaint had any merit, the Company subsequently agreed to pay $100,000 to plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of the claim for attorneys’ fees and expenses in the action. The Court has not been asked to review, and will pass no judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: October 30, 2020

AGROFRESH SOLUTIONS, INC. By: /s/ Thomas Ermi Name: Thomas Ermi Title: Vice President and General Counsel